                                                                EXHIBIT 10.4.3.3

                              CASH ESCROW AGREEMENT

                  This CASH ESCROW AGREEMENT (this "Agreement") is dated as of
                                                    ---------
the 20/th/ day of April, 2001, by and among Vencor Inc. (to be renamed "Kindred Healthcare, Inc."), a Delaware corporation ("Vencor"), Ventas, Inc., a Delaware
                                             ------
corporation ("Ventas"), and State Street Bank and Trust Company, a Massachusetts
              ------
trust company (the "Escrow Agent"), as escrow agent. Vencor and Ventas are
                    ------------
sometimes referred to herein, collectively, as the "Interested Parties."
                                                    ------------------

                  WHEREAS, Vencor and Ventas have entered into a Tax Refund Escrow Agreement (the "Refund Agreement") as of the date hereof;
                       ----------------

                  WHEREAS, pursuant to Section 2 of the Refund Agreement, the Interested Parties have agreed to deposit amounts held under the Tax Stipulation Agreement and any other Subject Refunds (as defined in the Refund Agreement) received by the Interested Parties after the effective date of the Refund Agreement (the "Escrow Deposit", and together with any investment income or
                --------------
proceeds received by the Escrow Agent from the investment thereof from time to time pursuant to Section 4 below, collectively, the "Escrow Property") into an
                                                     ---------------
escrow account established pursuant to this Escrow Agreement;

                  WHEREAS, Vencor and Ventas have agreed that the Escrow Property shall be held in escrow and shall be disbursed and used as described in the Refund Agreement;

                  WHEREAS, the Interested Parties wish to engage the Escrow Agent to act, and the Escrow Agent is willing to act, as escrow agent hereunder and, in that capacity, to hold, administer and distribute the amounts deposited in escrow hereunder in accordance with, and subject to, the terms of this Agreement;

                  NOW THEREFORE, for valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

Section 1.        Definitions.
                  -----------

                  As between the Interested Parties, capitalized terms not otherwise defined in this Agreement shall have the meaning given to them in the Refund Agreement.

                  "Business Day" means any day other than a Saturday, Sunday, or
                   ------------
other day on which the Escrow Agent is authorized by law to close.

                  "Eligible Investments" shall mean (i) obligations issued or
                   --------------------
guaranteed by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof); (ii) obligations (including certificates of deposit and banker's acceptances) of any domestic commercial bank having capital and surplus in excess of $500,000,000; (iii) repurchase obligations for underlying securities of the type described in clause (i); (iv) commercial paper rated not lower than A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc. with maturities of not more than six months and one day; or (v) investment in the Escrow Agent's "Insured Money

Market Fund" ("IMMA"). If otherwise qualified, obligations of the Escrow Agent
               ----
or any of its affiliates shall qualify as Eligible Investments.

Section 2.  Deposit of Escrow Funds or Property.
            -----------------------------------

            2.1. Vencor shall deliver the sum of $2,762,822.25, and Ventas shall deliver the sum of $28,122,357.03, to the Escrow Agent. The Escrow Agent agrees to hold the Escrow Property in an account established with the Escrow Agent (the "Escrow Account"), and to administer the Escrow Property in
            --------------
accordance with the terms of this Agreement. Each of Vencor and Ventas represents, respectively, that its transfer under this Section 2.1 to the Escrow Agent is the entire amount required to be so transferred pursuant to Section 2(a) of the Refund Agreement. The Escrow Agent shall promptly acknowledge receipt of such funds when received.

            2.2. Upon delivery of additional funds to the Escrow Agent by either of Vencor or Ventas, pursuant to section 2(b) of the Refund Agreement, such funds shall be added to the Escrow Deposit, and the Escrow Agent shall provide to the depositor a receipt evidencing such deposit.

Section 3.  Claims and Payment; Release from Escrow.
            ----------------------------------------

            3.1. The Escrow Agent shall release from escrow and deliver the Escrow Property (or any portion thereof) as follows:

                   (a) Within one Business Day after the Deposits are transferred to the Escrow Agent, the Escrow Agent shall distribute to each Interested Party $1,359,520.72 (Vencor and Ventas agree that this amount represents 50% of the aggregate amount to be distributed pursuant to Section 7(a) of the Tax Refund Escrow Agreement).

                   (b) To an Interested Party, as a certified check payable directly to a specified tax authority (for the account of an Interested Party), at the written direction of any Interested Party, five (5) Business Days after receipt of, and in accordance with, written instructions to the Escrow Agent signed by such Interested Party (a "Tax Payment Instruction"), which Tax Payment
                                    -----------------------
Instruction must certify and represent that (i) the certified check is in the amount due with respect to a Subject Tax assessed or imposed against the Interested Party, (ii) the notice and contest provisions of the Refund Agreement applying to such Subject Tax were complied with, (iii) that such Subject Tax will be due (without incurring additional interest or penalties) within eight
(8) Business Days of the receipt of the Tax Payment Instruction, (iv) a copy of such Tax Payment Instruction had been contemporaneously delivered to the other Interested Party and (v) that three (3) days notice had been provided to the other Interested Party in accordance with the provisions of Section 6(c) of the Refund Agreement;

                   (c) To an Interested Party or directly to a third-party, at the written direction of any Interested Party, within five (5) Business Days after receipt of, and in accordance with, written instructions to the Escrow Agent signed by such Interested Party (a "Contest Payment Instruction"), which
                                          ---------------------------
Contest Payment Instruction must certify and represent that (i) such amount is in respect of a reasonable third-party cost of a Claim or Contest, or a Preparation Cost, in each case as provided for in Sections 5(a)(ii) of the Refund Agreement, and

(ii) that such Contest Payment Instruction is accompanied by any relevant invoices issued by third-parties and that a copy of such invoices has been contemporaneously provided to the other Interested Party;

                 (d) In accordance with written instructions to the Escrow Agent signed by both Interested Parties (a "Joint Payment Instruction") directing the
                                      -------------------------
Escrow Agent to release the Escrow Property or any portion thereof in accordance with such Joint Payment Instruction;

                 (e) Without instruction from either Interested Party, the Escrow Agent shall distribute on or before each January 15th of each year during the term of this Agreement to each of Vencor and Ventas an amount equal to 50% of all (i) interest and other income earned or received on the Escrow Property and (ii) all interest received from a taxing authority that was part of the Escrow Property (as identified by an Interested Party to the Escrow Agent upon deposit of Subject Taxes pursuant to Section 2.2 hereof);

                 (f) In accordance with the terms of any unstated order, judgment or decree by a court or arbitrator ordering the release of the Escrow Property or any portion thereof;

                 (g) After providing written notice to the Interested Parties, in accordance with the terms of this Agreement, solely with respect to the fees, costs and expenses of the Escrow Agent; and

                 (h) Upon receipt by the Escrow Agent of written instructions signed by both Interested Parties (a "Termination Payment Instruction"), which
                                      -------------------------------
Termination Payment Instruction must certify that no further Claims may be made by a taxing authority because the applicable statute of limitations on assessments has expired or otherwise, and that no further deposits shall be made pursuant Section 2(b) of the Refund Agreement, this Agreement shall be terminated as to the Escrow Agent, except that the provisions of Sections 3.1(h), 3.2, 7(c), 8 and 15 herein shall survive, and any amounts remaining in the Escrow Account shall be delivered 50% to Vencor and 50% to Ventas.

            3.2. Notwithstanding the receipt of written instructions pursuant to
Section 3.1 hereof, the Parties agree that such written instruction may be withdrawn, and be of no further force and effect, by a written notice (including by telex or facsimile) to the Escrow Agent from the Interested Party that initially provided the written instruction (or, if both Interested Parties signed the written instruction, from either of them), received by the Escrow Agent any time prior to payment from the Escrow Account pursuant to Section 3.1 hereof in reliance upon the prior written instruction desired to be withdrawn.

Section 4.  Investment of Funds.
            --------------------

            4.1. Investment of Escrow Property. The Escrow Agent shall be
                 -----------------------------
authorized to, and shall, invest the Escrow Property, in Repurchase Agreements, for a period of one (1) Business Day from the date hereof, and, if the Escrow Agent shall have received specific joint written investment instruction from Vencor and Ventas (which shall include instruction as to term to maturity, if applicable), on a timely basis, the Escrow Agent shall invest the Escrow Property in Eligible Investments, pursuant to and as directed in such instruction. To the extent the Escrow Agent has not received such specific written instruction, or such written instruction has, by its terms, expired or otherwise is ineffective, the Escrow Property shall be invested in the Janus Government Money Market Fund (#882).

            4.2. Escrow Agent Not Responsible For Investment Decisions. Absent
                 -----------------------------------------------------
its timely receipt of such specific joint written investment instruction from Vencor and Ventas, the Escrow Agent shall be authorized to, and shall, invest any of the Escrow Property in the Janus Government Money Market Fund (#882) until specific written investment instruction is received from Vencor and Ventas. All earnings received from the investment of the Escrow Property shall be credited to, and shall become a part of, the Escrow Property (and any losses on such investments shall be debited to the Escrow Account). The Escrow Agent shall have no liability for any investment losses, including without limitation any market loss on any investment liquidated prior to maturity in order to make a payment required hereunder.

            4.3. Tax Reporting. The Interested Parties and the Escrow Agent
                 -------------
agree to treat each of Vencor and Ventas as the tax owner of 50% of the Escrow Property and to file all tax reports consistently with such treatment. The Interested Parties agree that, for tax reporting purposes, all interest or other income earned from the investment of the Escrow Property in any tax year shall be reported as allocated equally to each of the Interested Parties. The Escrow Agent will provide any necessary taxpayer tax reporting forms or certificates to Vencor and Ventas consistent therewith.

            4.4. Certification of Taxpayer Identification Number. The Interested
                 -----------------------------------------------
Parties hereto agree to provide the Escrow Agent with a certified tax identification number by signing and returning a Form W-9 to the Escrow Agent upon the execution and delivery of this Agreement. The Interested Parties understand that, in the event their tax identification numbers are not certified to the Escrow Agent, the Internal Revenue Code, as amended from time to time, may require withholding of a portion of any interest or other income earned on the investment of the Escrow Property.

            4.5. Quarterly and Annual Reports. The Escrow Agent shall, within
                 ----------------------------
fifteen (15) calendar days following the end of each quarterly period during each calendar year commencing with the date of this Agreement, provide a written statement to Vencor and Ventas reporting the interest or other income earned on the Escrow Property during that quarter and over the current taxable year and the assets on hand as of the end of such quarter and a detailed summary of all payments made out of the Escrow Property during such quarter. The Escrow Agent shall provide an annual report containing such information for each calendar year by January 15th immediately following each calendar year. The currently applicable taxable year of each Interested Party is the calendar year, which may be changed by either Interested Party with a written notice to the Escrow Agent thirty days prior to the requested change.

Section 5.  Intentionally omitted.
            ----------------------

Section 6.  Concerning the Escrow Agent.
            ----------------------------

                 (a) Each Interested Party acknowledges and agrees that the Escrow Agent (i) shall not be responsible for any of the agreements referred to or described herein (including without limitation the Refund Agreement), or for determining of compelling compliance therewith, and shall not otherwise be bound thereby, (ii) shall be obligated only for the performance of such duties as are expressly and specifically set forth in this Agreement on its part to be performed, each of which is ministerial (and shall not be construed to be fiduciary) in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Escrow Agent, (iii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification, (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility or duty to make inquiry as to or to determine the genuineness, accuracy or validity thereof (or any signature appearing thereon), or of the authority of the person signing or presenting the same, and (v) may consult counsel satisfactory to it, including in-house counsel, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel. Any references herein to joint instructions or words of similar import include any instructions signed in counterpart.

          (b) The Escrow Agent shall not be liable to anyone for any action taken or omitted to be taken by it hereunder except in the case of the Escrow Agent's gross negligence or willful misconduct in breach of the terms of this Agreement. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Escrow Agent has been informed of the likelihood of such loss or damage and regardless of the form of action.

          (c) The Escrow Agent shall have no more or less responsibility or liability on account of any action or omission of any book entry depository, securities intermediary or other subescrow agent employed by the Escrow Agent than any such book-entry depository, securities intermediary or other subescrow agent has to the Escrow Agent, except to the extent that such action or omission of any book entry depository, securities intermediary or other subescrow agent was caused by the Escrow Agent's own gross negligence or willful misconduct in breach of this Agreement.

          (d) The Escrow Agent is hereby authorized, in making or disposing of any investment permitted by this Agreement, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or such affiliate is acting as a subagent of the Escrow Agent or for any third person or dealing as principal for its own account.

          (e) Notwithstanding any term appearing in this Agreement to the contrary, in no instance shall the Escrow Agent be required or obligated to distribute any Escrow Property (or take other action that may be called for hereunder to be taken by the Escrow Agent) sooner than two (2) Business Days after (i) it has received the applicable documents required under this Agreement in good form, or (ii) passage of the applicable time period (or both, as applicable under the terms of this Agreement), as the case may be.

                (f) Unless and except to the extent otherwise expressly set forth herein, all deposits and payments hereunder, or pursuant to the terms hereof (including without limitation all payments to the Escrow Agent pursuant to Section 7, shall be in U.S. dollars.

Section 7.  Compensation, Expense Reimbursement and Indemnification.
            -------------------------------------------------------

                (a) Each of the Interested Parties agrees, jointly and severally
(i) to pay or reimburse the Escrow Agent for reasonable attorneys fees and expenses incurred in connection with the preparation of this Agreement and (ii) to pay the Escrow Agent's compensation for its normal services hereunder in accordance with the fee schedule attached hereto as Exhibit A and made a part hereof, which may be subject to change hereafter by the Escrow Agent on an annual basis with the written consent of the Interested Parties.

                (b) Each of the Interested Parties agrees, jointly and severally, to reimburse the Escrow Agent on demand for all reasonable costs and expenses incurred in connection with the administration of this Agreement or the escrow created hereby or the performance or observance of its duties hereunder which are in excess of its compensation for normal services hereunder, including without limitation, payment of any reasonable legal fees and expenses incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder.

                (c) Each of the Interested Parties covenants and agrees, jointly and severally, to indemnify the Escrow Agent (and its directors, officers and employees) and hold it (and such directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to attorney's fees and other costs and expenses of defending or preparing to defend against any claim of liability unless and except to the extent such loss, liability, damage, cost and expense shall be caused by the Escrow Agent's gross negligence, or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement.

                (d) Notwithstanding anything herein to the contrary, the Escrow Agent shall have and is hereby granted a possessory lien on and security interest in the Escrow Property, and all proceeds thereof, solely to secure payment of all amounts owing to it from time to time hereunder, whether now existing or hereafter arising; provided, however, that the Escrow Agent acknowledges and agrees that it is holding the Escrow Property in its capacity as an Escrow Agent and that it has no right to apply amounts deposited in escrow hereunder against any obligations of the Interested Parties that do not arise under this Agreement. The Escrow Agent shall have the right to deduct from the Escrow Property, and proceeds thereof, any such sums, upon one Business Day's notice to the Interested Parties of its intent to do so.

                (e) Without altering or limiting the joint and several liability of any of the Interested Parties to the Escrow Agent hereunder, each of the Interested Parties agrees as between themselves that each of them is obligated to pay 50% of all amounts payable to the Escrow Agent pursuant to this Section 7(e).

Section 8.  Tax Indemnification.
            -------------------

                (a) Each of the Interested Parties agrees, jointly and severally, (i) to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to any payment or distribution of the Escrow Property or performance of other activities under this Agreement, (ii) to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges, and to instruct the Escrow Agent with respect to any certifications and governmental reporting that may be required under any laws or regulations that may be applicable in connection with its acting as Escrow Agent under this Agreement, and (iii) to indemnify and hold the Escrow Agent harmless from any liability or obligation on account of taxes, assessments, additions for late payment, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent in connection with, on account of or relating to the Escrow Property, the management established hereby, any payment or distribution of or from the Escrow Property pursuant to the terms hereof or other activities performed under the terms of this Agreement, including without limitation any liability for the withholding or deduction of (or the failure to withhold or deduct) the same, and any liability for failure to obtain proper certifications or to report properly to governmental authorities in connection with this Agreement, including costs and expenses (including reasonable legal fees and expenses), interest and penalties. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement.

Section 9.  Resignation.
            -----------

            The Escrow Agent may at any time resign as Escrow Agent hereunder by giving thirty (30) Business Days' prior written notice of resignation to the Interested Parties. Prior to the effective date of the resignation as specified in such notice, the Interested Parties will jointly issue to the Escrow Agent a written instruction authorizing redelivery of the Escrow Property to a bank or trust company that it selects as successor to the Escrow Agent hereunder; provided, however, that until a successor escrow agent is selected, the Escrow Agent shall continue to hold the Escrow Property and otherwise comply with the terms of this Agreement. If no successor escrow agent is named by the Interested Parties within twenty (20) Business Days after its notice of resignation, the Escrow Agent may apply to a court of competent jurisdiction for appointment of a successor escrow agent. Any successor escrow agent shall execute and deliver an instrument accepting such appointment and it shall, without further acts, be vested in all the estates, properties, rights, powers and duties of the predecessor escrow agent as if originally named as escrow agent hereunder.

Section 10. Dispute Resolution.
            ------------------

            It is understood and agreed that, should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Escrow Property, or should any claim be made upon the Escrow Agent or the Escrow Property by a third party, the Escrow Agent upon receipt of notice of such dispute or claim is authorized and shall be entitled (at its sole option and election) to retain in its possession without liability to anyone, all or any of the said Escrow Property subject to such dispute or claim until such dispute shall have been settled either by the mutual written agreement of the parties involved or by a final order, decree or judgment of a court in the United States of America, the time for perfection of an appeal of such order, decree or judgment having expired. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings that relate to the Escrow Property.

Section 11.  Consent to Jurisdiction and Service.
             -----------------------------------

                (a) In connection with any action or proceeding to which the Escrow Agent is a party (other than an action or proceeding in the nature of an interpleader action in which the Escrow Agent is acting solely as a stakeholder), each of the parties hereto hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts located in the Commonwealth of Massachusetts, and of any Federal court located in said Commonwealth in connection with any actions or proceedings arising out of or relating to this Agreement.

                (b) In connection with any action or proceeding other than those described in paragraph (a), each of the parties hereto hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts located in the State of New York, and of any Federal court located in said State in connection with any actions or proceedings arising out of or relating to this Agreement.

                (c) In any such action or proceeding, the parties hereto each hereby absolutely and irrevocably (i) waives any objection to jurisdiction or venue specified in this Section, (ii) waives personal service of any summons, complaint, declaration or other process, and (iii) agrees that the service thereof may be made by certified or registered first-class mail directed to such party, as the case may be at their respective addresses set forth in Section 14.

Section 12.  Waiver of Jury Trial.
             --------------------

             THE ESCROW AGENT AND THE INTERESTED PARTIES HEREBY WAIVE A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING IN ANY ACTION OR PROCEEDING BETWEEN THEM OR THEIR SUCCESSORS OR ASSIGNS, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF ITS PROVISIONS OR ANY NEGOTIATIONS IN CONNECTION HEREWITH.

Section 13.  Force Majeure.
             -------------

             The Escrow Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

Section 14.  Notices; Wiring Instructions.
             ----------------------------

                (a) Notice Addresses. Any notice permitted or required hereunder
                    ----------------
shall be in writing, and shall be sent (i) by personal delivery, overnight delivery by a recognized courier or delivery service, or (ii) mailed by registered or certified mail, return receipt requested, postage prepaid, or
(iii) by confirmed telecopy accompanied by mailing of the original on the same day by first class mail, postage prepaid, in each case the parties at their address set forth below (or to such other address as any such party may hereafter designate by written notice to the other parties).

                  (a)      if to Vencor, to:

                           Kindred Healthcare, Inc.
                           680 South Fourth Street
                           Louisville, KY 40202
                           Attention:  Edward L.  Kuntz
                           (502) 596-7340
                           (502) 596-4141 (facsimile)

                           with a copy to:

                           Cleary, Gottlieb, Steen & Hamilton
                           One Liberty Plaza
                           New York, New York 10006
                           Attention:  Thomas J.  Moloney, Esq.
                           (212) 225-2460
                           (212) 225-3999 (facsimile)

                  (b)      if to Ventas, to:

                           Ventas, Inc.
                           4360 Brownsboro Road
                           Suite 115
                           Attention: T.  Richard Riney
                           Louisville, KY 40207-1642
                           (502) 357-9000
                           (502) 357-9001 (facsimile)

                           with a copy to:

                           Willkie Farr & Gallagher
                           787 Seventh Avenue
                           Attention: Myron Trepper and Bruce Montgomerie New York, New York 10019-6099

                           If to Escrow Agent:

                           .     By first class mail, to:

                                 State Street Bank and Trust Company
                                 Global Investors Services Group
                                 Corporate Trust
                                 P.O.  Box 778
                                 Boston, Massachusetts 02102-0778
                                 Attention: Vencor/Ventas Cash Escrow Agreement

                           .     if by fax addressed as
                                 above and sent to
                                 the following telecopy number:

                                 Fax:  617-662-1466

                           .     if by hand, certified or
                                 registered mail or overnight
                                 courier or delivery, to:

                                 State Street Bank and Trust Company
                                 Global Investors Services Group
                                 Corporate Trust, 6th Floor
                                 2 Avenue DeLafayette
                                 Boston, Massachusetts 02111-1724
                                 Attention:  Vencor/Ventas Cash Escrow Agreement

                           (b)   Wiring Instructions. Any funds to be paid to or
                                 -------------------
by the Escrow Agent hereunder shall be sent by wire transfer pursuant to the following instructions (or by such method of payment and pursuant to such instruction as may have been given in advance and in writing to or by the Escrow Agent, as the case may be, in accordance with Section 14(a) above):

If to Vencor:
                           Bank: PNC Bank
                           Pittsburgh, PA
                           ABA #: 043000096
                           Acct.  #.  1004406571
                           Acct.  Name: Vencor Operating, Inc.
                           (to be renamed Kindred Healthcare
                           Operating, Inc.)

If to Ventas:
                           Bank: Sun Trust Bank
                           ABA #: 064000046
                           Acct.  #: 7020723487
                           Ref:  Ventas Realty, Limited Partnership

If to the Escrow Agent:
                           Bank: State Street Bank and Trust Company
                           ABA #: 0110 0002 8
                           DDA #: 9903-990-1
                           Attn: Corporate Trust
                           Ref:  Vencor/Ventas Cash Escrow
                           Agreement/Account No.  127219-10.

Section 15.  Miscellaneous.
             -------------

                (a) Binding Effect: Successors. This Agreement shall be binding
                    --------------------------
upon the respective parties hereto and their heirs, executors, successors and assigns. If the Escrow Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Escrow Agent.

                (b) Modifications. This Agreement may not be altered or modified
                    -------------
without the express written consent of the parties hereto. No course of conduct shall constitute a waiver of any of the terms and conditions of this Escrow Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Escrow Agreement on one occasion shall not constitute a waiver of the other terms of this Escrow Agreement, or of such terms and conditions on any other occasion. Notwithstanding any other provision hereof, consent to an alteration or modification of this Agreement may not be signed by means of an e-mail address.

                (c) Governing Law. THIS ESCROW AGREEMENT SHALL BE GOVERNED BY
                    -------------
AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF NEW
YORK

                (d) Reproduction of Documents. This Agreement and all documents
                    -------------------------
relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                (e) Counterparts. This Escrow Agreement may be executed in
                    ------------
several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                (f) Conflicting Provisions. As between the Interested Parties,
                    ----------------------
to the extent that any provision contained in the Refund Agreement or the Tax Allocation Agreement, as amended (together, the "Operative Documents"),
                                                 -------------------
conflicts or is inconsistent with any provision contained herein, the provisions contained in the Operative Documents shall control. The provisions of this Escrow Agreement, however, shall control as to the Escrow Agent's duties, obligations and rights hereunder.

          IN WITNESS WHEREOF, each of the parties has cause this Agreement to be duly executed and delivered in its name and on its behalf as of the 20th day of April, 2001.

                                        Vencor, Inc.
                                        (to be renamed Kindred Healthcare, Inc.)

                                        By:  /s/ Richard A. Schweinhart
                                             -----------------------------------
                                             Name:  Richard A. Schweinhart
                                             Title: Senior Vice President and
                                                    Chief Financial Officer

                                        Ventas, Inc.

                                        By:  /s/ T. Richard Riney
                                             -----------------------------------
                                             Name:  T. Richard Riney
                                             Title: Executive Vice President and
                                                    General Counsel

                                        State Street Bank and Trust Company, as
                                        Escrow Agent

                                        By:  /s/ Daniel Golden
                                             -----------------------------------
                                             Name:  Daniel Golden
                                             Title: Assistant Vice President